                                                                    EXHIBIT 99.4

                                                                  EXECUTION COPY

                      AGREEMENT AND PLAN OF REORGANIZATION
                                  BY AND AMONG

                            MASON STREET FUNDS, INC.
                                  ON BEHALF OF
                    MASON STREET SMALL CAP GROWTH STOCK FUND
                    MASON STREET AGGRESSIVE GROWTH STOCK FUND
                          MASON STREET SELECT BOND FUND
                        MASON STREET HIGH YIELD BOND FUND
                        MASON STREET INDEX 500 STOCK FUND
                     MASON STREET LARGE CAP CORE STOCK FUND
                     MASON STREET INTERNATIONAL EQUITY FUND
                       MASON STREET ASSET ALLOCATION FUND
                         MASON STREET GROWTH STOCK FUND
                        MASON STREET MUNICIPAL BOND FUND

                                       AND

                       AMERICAN CENTURY MUTUAL FUNDS, INC.
                                  ON BEHALF OF
               AMERICAN CENTURY-MASON STREET SMALL CAP GROWTH FUND
                AMERICAN CENTURY-MASON STREET MID CAP GROWTH FUND
                          AMERICAN CENTURY SELECT FUND

                        AMERICAN CENTURY INVESTMENT TRUST
                                  ON BEHALF OF
                 AMERICAN CENTURY-MASON STREET SELECT BOND FUND
               AMERICAN CENTURY-MASON STREET HIGH-YIELD BOND FUND

                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                  ON BEHALF OF
                       AMERICAN CENTURY EQUITY INDEX FUND

                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                                  ON BEHALF OF
                       AMERICAN CENTURY EQUITY GROWTH FUND

                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                                  ON BEHALF OF
                    AMERICAN CENTURY INTERNATIONAL VALUE FUND

               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                                  ON BEHALF OF
              AMERICAN CENTURY STRATEGIC ALLOCATION: MODERATE FUND

                                       AND

                        AMERICAN CENTURY MUNICIPAL TRUST
                                  ON BEHALF OF
                    AMERICAN CENTURY LONG-TERM TAX-FREE FUND

                             DATED DECEMBER 14, 2005

                                TABLE OF CONTENTS

      c.       Issuance and Valuation of Corresponding
                 Shares in the Reorganization................................10
      d.       Distribution of Corresponding Shares to the
                 Acquired Fund Shareholders..................................11
      e.       Interest; Proceeds............................................11
      f.       Valuation Time................................................11
      g.       Evidence of Transfer..........................................11
      h.       Termination...................................................11
      i.       Separate Agreements; Reorganizations

                                       i

                                       ii

                                      iii

EXHIBITS
--------

Exhibit A             Corresponding Shares

SCHEDULES
---------

Schedule 4(d)  Acquiring Fund Audited Financial Statements

Schedule 4(e)  Acquiring Fund Semi-Annual Reports

Schedule 4(n)  Acquiring Fund Capitalization

                                       iv

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION  (this "AGREEMENT") is made as of the 14th day of December 2005, by and between MASON STREET FUNDS,  INC. ("MSF"), a Maryland  corporation and open-end series fund registered under the Investment
Company Act of 1940 (the  "INVESTMENT  COMPANY ACT"), on behalf of each Acquired
Fund (as defined in this  Agreement),  each a separate  series of MSF,  AMERICAN
CENTURY  MUTUAL FUNDS,  INC., a Maryland  corporation  and open-end  series fund registered  under the  Investment  Company Act ("ACMF"),  on behalf of the AC-MS
Small Cap Growth  Fund,  AC-MS Mid Cap Growth  Fund and AC Select  Fund,  each a separate  series of ACMF,  AMERICAN  CENTURY  INVESTMENT  TRUST, a Massachusetts
business trust  ("ACIT"),  on behalf of the AC-MS Select Bond Fund and the AC-MS
High-Yield Bond Fund,  each a separate  investment  portfolio of ACIT,  AMERICAN
CENTURY  CAPITAL  PORTFOLIOS,  INC., a Maryland  corporation and open-end series fund registered under the Investment  Company Act ("ACCP"),  on behalf of the AC
Equity Index Fund, a series of ACCP, AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS,
INC., a Maryland  corporation  and  open-end  series fund  registered  under the
Investment  Company Act  ("ACQEF"),  on behalf of the AC Equity  Growth  Fund, a series  of  ACQEF,  AMERICAN  CENTURY  WORLD  MUTUAL  FUNDS,  INC.,  a  Maryland
corporation and open-end series fund registered under the Investment Company Act
("AWMF"),  on  behalf  of the AC  International  Value  Fund,  a series of AWMF,
AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS,  INC., a Maryland  corporation and open-end series fund registered under the Investment  Company Act ("ACSAA"),  on behalf of the AC Strategic  Allocation:  Moderate  Fund, a series of ACSAA,  and
AMERICAN CENTURY  MUNICIPAL  TRUST, a Massachusetts  business trust ("ACMT," and together with ACMF, ACIT, ACCP,  ACQEF,  AWMF, and ACSAA, the "AMERICAN  CENTURY
PARTIES," and each, individually, an "AMERICAN CENTURY PARTY"), on behalf of the
AC Long-Term Tax-Free Fund, an investment portfolio of ACMT.

                             PLANS OF REORGANIZATION

     WHEREAS,  this  Agreement  constitutes  a  separate  agreement  and plan of reorganization  between MSF on behalf of each of its  separate  series  (each an
"ACQUIRED FUND", and  collectively,  the "ACQUIRED FUNDS") and the corresponding
American  Century  Parties  on  behalf  of each  corresponding  series  (each an
"ACQUIRING FUND," and collectively, the "ACQUIRING FUNDS") set forth below:

---------------------------------------------------- ------------------------------------------------------
                       ACQUIRED FUND                                      ACQUIRING FUND
---------------------------------------------------- ------------------------------------------------------
Mason Street Funds Small Cap Growth Stock Fund       American Century-Mason Street Small Cap Growth Fund
 ("MSF SMALL CAP GROWTH FUND")                       ("AC-MS SMALL CAP GROWTH FUND")
---------------------------------------------------- ------------------------------------------------------
Mason Street Funds Aggressive Growth Stock Fund      American Century-Mason Street Mid Cap Growth Fund
 ("MSF AGGRESSIVE GROWTH FUND")                      ("AC-MS MID CAP GROWTH FUND")
---------------------------------------------------- ------------------------------------------------------
Mason Street Funds Growth Stock Fund                 American Century Select Fund
("MSF GROWTH FUND")                                  ("AC SELECT FUND")
---------------------------------------------------- ------------------------------------------------------

---------------------------------------------------- ------------------------------------------------------
                       ACQUIRED FUND                                      ACQUIRING FUND
---------------------------------------------------- ------------------------------------------------------
Mason Street Funds Select Bond Fund                  American Century-Mason Street Select Bond Fund ("AC-MS
("MSF SELECT BOND FUND")                             SELECT BOND FUND")
---------------------------------------------------- ------------------------------------------------------
Mason Street Funds High Yield Bond Fund              American Century-Mason Street High-Yield Bond Fund
("MSF HIGH YIELD BOND FUND")                          ("AC-MS HIGH-YIELD BOND FUND")
---------------------------------------------------- ------------------------------------------------------
Mason Street Funds Index 500 Stock Fund              American Century Equity Index Fund
("MSF INDEX 500 FUND")                               ("AC EQUITY INDEX FUND")
---------------------------------------------------- ------------------------------------------------------
Mason Street Funds Large Cap Core Stock Fund         American Century Equity Growth Fund
("MSF LARGE CAP CORE FUND")                          ("AC EQUITY GROWTH FUND")
---------------------------------------------------- ------------------------------------------------------
Mason Street Funds International Equity Fund         American Century International Value Fund
("MSF INTERNATIONAL EQUITY FUND")                    ("AC INTERNATIONAL VALUE FUND")
---------------------------------------------------- ------------------------------------------------------
Mason Street Funds Asset Allocation Fund             American Century Strategic Allocation: Moderate Fund
("MSF ASSET ALLOCATION FUND")                        ("AC STRATEGIC ALLOCATION: MODERATE FUND")
---------------------------------------------------- ------------------------------------------------------
Mason Street Funds Municipal Bond Fund               American Century Long-Term Tax-Free Fund
 ("MSF MUNICIPAL BOND FUND")                          ("AC LONG-TERM TAX-FREE FUND")
---------------------------------------------------- ------------------------------------------------------

     WHEREAS,  each Acquired Fund owns  securities  that generally are assets of the character in which the respective Acquiring Fund is permitted to invest;

     WHEREAS,  each Acquiring Fund and each Acquired Fund is authorized to issue its shares of beneficial interests and common stock, respectively;

     WHEREAS,  each  reorganization  will consist of (i) the  acquisition  of an
Acquired  Fund's  Assets (as  defined in this  Agreement)  by the  corresponding
Acquiring Fund solely in exchange for an aggregate  value of newly issued shares of beneficial  interest of such Acquiring Fund (the "SHARES"),  equal to the net asset value of such Acquired Fund's Assets determined in accordance with Section
2(c) hereof,  and (ii) the subsequent  distribution by that Acquired Fund of the
Shares to its  shareholders  in  liquidation  of the Acquired Fund, all upon and subject  to the  terms  hereinafter  set  forth  (each  a  "REORGANIZATION"  and collectively the "REORGANIZATIONS");

     WHEREAS, in the course of each Reorganization,  Shares of an Acquiring Fund will be issued to an Acquired Fund and distributed to the  shareholders  thereof as set forth on EXHIBIT A (the "CORRESPONDING SHARES"), on the Closing Date;

     WHEREAS,  the aggregate net asset value of the  Corresponding  Shares to be received by each  shareholder  of an Acquired  Fund will equal the aggregate net asset value of the respective  Acquired Fund shares owned by such shareholder as of the Valuation Time (as defined in Section 1 of this Agreement);

     WHEREAS,  it  is  intended  that  each  Reorganization  described  in  this
Agreement shall be a reorganization  within the meaning of Section 368(a) of the
Internal  Revenue  Code of 1986,  as

amended (the "CODE"),  and any successor  provision and the parties  intend,  by executing this Agreement,  to adopt a plan of reorganization  within the meaning of Section 368(a) of the Code;

     WHEREAS,  the consummation of each Reorganization is expressly  conditioned upon the consummation of all Reorganizations contemplated by this Agreement;

     WHEREAS,  the consummation of each Reorganization is expressly  conditioned
upon  the  execution  of   sub-advisory   agreements   (the  "MSA   SUB-ADVISORY
AGREEMENTS")  whereby Mason Street  Advisors,  LLC ("MSA"),  a Delaware  limited liability  company  and  registered  investment  adviser  under  the  Investment
Advisers Act of 1940, as amended (the "ADVISERS ACT"),  shall become sub-adviser to the AC-MS Small Cap Growth  Fund,  the AC-MS Mid Cap Growth  Fund,  the AC-MS
Select Bond Fund, and the AC-MS High-Yield Bond Fund;

     WHEREAS,  the consummation of each Reorganization is expressly  conditioned upon the execution of a  sub-advisory  agreement  (the  "TEMPLETON  SUB-ADVISORY
AGREEMENT") whereby Templeton Investment Counsel,  LLC ("TEMPLETON"),  a Florida
limited liability company and registered  investment  adviser under the Advisers
Act, shall become sub-adviser to the AC International Value Fund; and

     WHEREAS,  for the purposes of this  Agreement  reference  to an  individual
"Acquired  Fund"  or  an  individual   "Acquiring  Fund"  shall  relate  to  the
Reorganization by and between such Acquired Fund and the corresponding Acquiring
Fund, as set forth in the table above.

                                    AGREEMENT

     NOW,  THEREFORE,   in  order  to  consummate  each  Reorganization  and  in
consideration  of the premises and the covenants and agreements  hereinafter set forth, and for other good and valuable  consideration,  the receipt and adequacy of which are hereby  acknowledged,  and intending to be legally bound, MSF, each
Acquired Fund, each American Century Party, and each Acquiring Fund hereby agree as follows:

1.   DEFINED TERMS; SECTIONS AND EXHIBITS; MISCELLANEOUS TERMS.

     a.  Definitions.  As used in this  Agreement the  following  terms have the following respective meanings:

          "ACCP" has the meaning ascribed thereto in the introduction hereof.

          "ACIT" has the meaning ascribed thereto in the introduction hereof.

          "ACMF" has the meaning ascribed thereto in the introduction hereof.

          "ACMT" has the meaning ascribed thereto in the introduction hereof.

          "ACQEF" has the meaning ascribed thereto in the introduction hereof.

          "ACSAA" has the meaning ascribed thereto in the introduction hereof.

          "ACQUIRED  FUND" has the meaning  ascribed  thereto  under the heading
"Plans of  Reorganization."  For purposes of this Agreement,  the term "Acquired
Fund"  shall  refer to the MSF Small Cap Growth Fund in respect of the Small Cap
Growth Funds  Reorganization,  the MSF Aggressive  Growth Fund in respect of the
Mid Cap  Growth  Funds  Reorganization,  the MSF  Growth  Fund in respect of the
Select Funds  Reorganization,  the MSF Select Bond Fund in respect of the Select
Bond  Funds  Reorganization,  the MSF High  Yield  Bond Fund in  respect  of the
High-Yield Funds Reorganization, the MSF Index 500 Fund in respect of the Equity
Index Funds Reorganization, the MSF Large Cap Core Fund in respect of the Equity
Growth Funds Reorganization, the MSF International Equity Fund in respect of the
International  Value  Funds  Reorganization,  the MSF Asset  Allocation  Fund in
respect of the Strategic Allocation Funds Reorganization,  and the MSF Municipal
Bond Fund in respect of the Municipal Bond Funds Reorganization.

          "ACQUIRED FUND ORDINARY COURSE  LIABILITIES"  has the meaning ascribed thereto in Section 2(b) hereof.

          "ACQUIRING  FUND" has the meaning  ascribed  thereto under the heading
"Plans of Reorganization."  For purposes of this Agreement,  the term "Acquiring
Fund" shall refer to the AC-MS Small Cap Growth Fund in respect of the Small Cap
Growth Funds Reorganization, the AC-MS Mid Cap Growth Fund in respect of the Mid
Cap Growth  Funds  Reorganization,  the AC Select  Fund in respect of the Select
Funds  Reorganization  the AC-MS  Select Bond Fund in respect of the Select Bond
Funds  Reorganization,  the AC-MS  High-Yield  Fund in respect of the High Yield
Intermediate Bond Funds  Reorganization,  the AC Equity Index Fund in respect of the Equity Index Funds  Reorganization,  the AC Equity Growth Fund in respect of the Equity  Growth  Funds  Reorganization,  the AC  International  Value Fund in
respect  of the  International  Value  Funds  Reorganization,  the AC  Strategic
Allocation:   Moderate  Fund  in  respect  of  the  Strategic  Allocation  Funds
Reorganization,  and the AC Long-Term  Tax-Free Fund in respect of the Municipal
Bond Funds Reorganization.

          "ADVISERS  ACT" has the  meaning  ascribed  thereto  under the heading
"Plans of Reorganization."

          "AGREEMENT"  has the  meaning  ascribed  thereto  in the  introduction hereof.

          "AMERICAN  CENTURY" has the meaning  ascribed thereto in Section 11(i)
hereof.

          "AMERICAN  CENTURY  PARTIES" has the meaning  ascribed  thereto in the introduction hereof.

          "AMERICAN CENTURY  PROSPECTUSES" means the prospectus relating to: (i)
AC Equity Index Fund, dated July 29, 2005, as amended or  supplemented,  (ii) AC
Equity  Growth Fund,  dated May 1, 2005,  as amended or  supplemented,  (iii) AC
Strategic  Allocation:  Moderate  Fund,  dated  March 31,  2005,  as  amended or supplemented  and (iv) AC Select  Fund,  dated  July 29,  2005,  as  amended  or supplemented.

          "AMERICAN  CENTURY  STATEMENTS  OF ADDITIONAL  INFORMATION"  means the statement of additional  information  relating to: (i) American  Century  Mutual
Funds,  Inc.,  dated July 29, 2005,  as amended or  supplemented,  (ii) American
Century  Capital   Portfolios,   Inc.,  dated  July  29,  2005,

as amended or  supplemented,  (iii) American Century  Quantitative  Equity Fund,
Inc.,  dated  September 30, 2005, as amended or  supplemented  and (iv) American
Century Strategic Asset  Allocations,  Inc., dated March 31, 2005, as amended or supplemented.

          "ASSETS" has the meaning ascribed thereto in Section 2(a) hereof.  For purposes of this  Agreement,  the term "Assets" shall refer to Assets of the MSF
Small Cap Growth Fund in respect of the Small Cap Growth  Funds  Reorganization, the  MSF  Aggressive  Growth  Fund  in  respect  of the  Mid  Cap  Growth  Funds
Reorganization,   the  MSF  Growth   Fund  in   respect  of  the  Select   Funds
Reorganization,  the MSF Select  Bond Fund in  respect of the Select  Bond Funds
Reorganization,  the MSF High Yield Bond Fund in respect of the High-Yield Funds
Reorganization,  the MSF Index 500 Fund in  respect of the  Equity  Index  Funds
Reorganization,  the MSF Large Cap Core Fund in  respect  of the  Equity  Growth
Funds  Reorganization,  the MSF  International  Equity  Fund in  respect  of the
International  Value  Funds  Reorganization,  the MSF Asset  Allocation  Fund in
respect of the Strategic Allocation Funds  Reorganization,  and the AC Long-Term
Tax-Free Fund in respect of the Municipal Bond Funds Reorganization.

          "AWMF" has the meaning ascribed thereto in the introduction hereof.

          "CLOSING DATE" has the meaning ascribed thereto in Section 6 hereof.

          "CODE" has the meaning  ascribed  thereto under the heading  "Plans of
Reorganization."

          "COMMISSION" means the Securities and Exchange Commission.

          "CORRESPONDING  SHARES" has the  meaning  ascribed  thereto  under the heading  "Plans of  Reorganization."  For purposes of this  Agreement,  the term
"Corresponding  Shares"  shall  refer to the  Corresponding  Shares of the AC-MS
Small Cap Growth Fund in respect of the Small Cap Growth  Funds  Reorganization, the  AC-MS  Mid  Cap  Growth  Fund  in  respect  of the  Mid  Cap  Growth  Funds
Reorganization,   the  AC  Select   Fund  in  respect   of  the   Select   Funds
Reorganization,  the AC-MS  Select Bond Fund in respect of the Select Bond Funds
Reorganization,  the AC-MS High-Yield  Intermediate  Bond Fund in respect of the
High-Yield  Funds  Reorganization,  the AC Equity  Index  Fund in respect of the
Equity Index Funds  Reorganization,  the AC Equity Growth Fund in respect of the
Equity Growth Funds  Reorganization,  the AC International Value Fund in respect of the International Value Funds  Reorganization,  the AC Strategic  Allocation:
Moderate Fund in respect of the Strategic Allocation Funds  Reorganization,  and
the  AC  Long-Term  Tax-Free  Fund  in  respect  of  the  Municipal  Bond  Funds
Reorganization.

          "E&Y" has the meaning ascribed thereto in Section 5(h) hereof.

          "EQUITY GROWTH FUNDS  REORGANIZATION"  consists of (i) the acquisition of the MSF Large Cap Core Fund's  Assets by the AC Equity  Growth Fund solely in exchange for an aggregate value of Corresponding  Shares of the AC Equity Growth
Fund,  equal to the net  asset  value of the MSF Large  Cap Core  Fund's  Assets determined  in  accordance  with Section 2(b)  hereof,  and (ii) the  subsequent distribution by the MSF Large Cap Core Fund of such Corresponding  Shares to its shareholders in proportion to such  shareholders'  interest in the MSF Large Cap
Core Fund in liquidation of the MSF Large Cap Core Fund.

          "EQUITY INDEX FUNDS REORGANIZATION" consists of (i) the acquisition of the MSF Index 500 Fund's  Assets by the AC Equity  Index Fund solely in exchange for an  aggregate  value of  Corresponding  Shares of the AC Equity  Index Fund,
equal to the net asset value of the MSF Index 500 Fund's  Assets  determined  in accordance with Section 2(b) hereof, and (ii) the subsequent distribution by the
MSF  Index  500  Fund  of  such  Corresponding  Shares  to its  shareholders  in proportion  to  such  shareholders'  interest  in the  MSF  Index  500  Fund  in liquidation of the MSF Index 500 Fund.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "GOVERNMENTAL AUTHORITY" means any federal,  national,  supranational, state,  provincial,  local,  or similar  government,  governmental,  regulatory, self-regulatory or administrative authority,  agency or commission or any court, tribunal, or judicial or arbitral body.

          "HIGH-YIELD FUNDS  REORGANIZATION"  consists of (i) the acquisition of the MSF High Yield Bond Fund's Assets by the AC-MS  High-Yield  Bond Fund solely in  exchange  for an  aggregate  value  of  Corresponding  Shares  of the  AC-MS
High-Yield  Bond Fund,  equal to the net asset  value of the MSF High Yield Bond
Fund's Assets  determined in accordance  with Section 2(b) hereof,  and (ii) the subsequent  distribution  by the MSF High Yield Bond Fund of such  Corresponding
Shares to its shareholders in proportion to such  shareholders'  interest in the
MSF High Yield Bond Fund in liquidation of the MSF High Yield Bond Fund.

          "INTERNATIONAL  VALUE  FUNDS  REORGANIZATION"   consists  of  (i)  the
acquisition   of  the  MSF   International   Equity  Fund's  Assets  by  the  AC
International   Value  Fund  solely  in  exchange  for  an  aggregate  value  of
Corresponding  Shares of the AC International Value Fund, equal to the net asset value of the MSF  International  Equity Fund's  Assets  determined in accordance with  Section  2(b)  hereof,  and (ii) the  subsequent  distribution  by the MSF
International  Equity Fund of such  Corresponding  Shares to its shareholders in proportion to such shareholders'  interest in the MSF International  Equity Fund in liquidation of the MSF International Equity Fund.

          "INVESTMENT  COMPANY  ACT" has the  meaning  ascribed  thereto  in the introduction hereto.

          "INVESTMENTS"  means, with respect to any Person,  (i) the investments of such Person shown on the schedule of its investments as of the date set forth therein,  with such additions thereto and deletions therefrom as may have arisen in the course of such  Person's  business  up to such  date;  and (ii) all other assets owned by such Person or liabilities incurred as of such date.

          "KNOWLEDGE":  For the  purposes of this  Agreement,  a matter shall be deemed to be within the "Knowledge" of a party if such matter is, as of the date of the execution of this Agreement or as of the Closing Date, actually known, or should reasonably have been known after due inquiry, to such party or any of its trustees or directors, as applicable, or executive officers.

          "LAW" means any federal, national,  supranational,  state, provincial, local or  similar  statute,  law,  ordinance,  regulation,  rule,  code,  order, requirement or rule of law (including common law).

          "LICENSES" has the meaning ascribed thereto in Section 3(b) hereof.

          "LIEN" means any security  agreement,  financing statement (whether or
not  filed),   mortgage,   lien  (statutory  or  otherwise),   charge,   pledge,
hypothecation,  conditional  sales  agreement,  adverse claim,  title  retention agreement or other security interest,  encumbrance,  restriction, deed of trust, indenture,  option, limitation,  exception to or other title defect in or on any interest or title of any vendor,  lessor, lender or other secured party to or of such Person under any conditional sale, lease, consignment or bailment given for security purposes, trust receipt or other title retention agreement with respect to any property or asset of such Person,  whether direct,  indirect,  accrued or contingent.

          "MAJORITY SHAREHOLDER VOTE" means both (a) the lesser of (i) more than
50% of the  outstanding  shares of the Acquired Fund and (ii) 67% or more of the shares of the Acquired Fund  represented  at the special  shareholders'  meeting referenced  in  Section  5(a)  hereof  if  more  than  50% of  such  shares  are represented,  and (b) in the case of the MSF  Small  Cap  Growth  Fund,  the MSF
Aggressive  Growth Fund,  the MSF Growth Fund, the MSF Select Bond Fund, the MSF
High Yield Bond Fund and the MSF Asset  Allocation  Fund, the lesser of (i) more than  50% of the  outstanding  Class C  shares  of such  Acquired  Fund,  voting separately  as a  class,  and (ii)  67% or more of the  Class C  shares  of such
Acquired  Fund,  voting  separately  as a  class,  represented  at  the  special shareholders' meeting referenced in Section 5(a) hereof if more than 50% of such shares are represented.

          "MASON STREET FUNDS PROSPECTUS"  means the prospectus  relating to the
Acquired Funds, dated July 22, 2005, as amended or supplemented.

          "MASON  STREET FUNDS  STATEMENT OF ADDITIONAL  INFORMATION"  means the statement of additional  information  relating to the Acquired Funds, dated July
22, 2005, as amended or supplemented.

          "MATERIAL  ADVERSE  EFFECT"  means,  with  respect to any Person,  any event,  circumstance or condition that, individually or when aggregated with all other similar events,  circumstances  or conditions could reasonably be expected to have, or has had, a material  adverse effect on: (i) the business,  property, operations,  condition  (financial  or  otherwise),  results  of  operations  or prospects  of such Person or (ii) the ability of such Person to  consummate  the transactions  contemplated by this Agreement in the manner contemplated  hereby, other than,  in each case,  any change  relating  to the  economy or  securities markets in general.

          "MID CAP GROWTH FUNDS REORGANIZATION"  consists of (i) the acquisition of the MSF  Aggressive  Growth  Fund's  Assets by the AC-MS Mid Cap Growth  Fund
solely in exchange for an aggregate value of  Corresponding  Shares of the AC-MS
Mid Cap Growth Fund,  equal to the net asset value of the MSF Aggressive  Growth
Fund's Assets  determined in accordance  with Section 2(b) hereof,  and (ii) the subsequent  distribution by the MSF Aggressive Growth Fund of such Corresponding
Shares to its shareholders in proportion to such

shareholders'  interest in the MSF Aggressive  Growth Fund in liquidation of the
MSF Aggressive Growth Fund.

          "MSA" has the meaning  ascribed  thereto  under the heading  "Plans of
Reorganization."

          "MSA  SUB-ADVISORY  AGREEMENT" has the meaning  ascribed thereto under the heading "Plans of Reorganization."

          "MUNICIPAL BOND FUNDS REORGANIZATION"  consists of (i) the acquisition of the MSF Municipal Bond Fund's Assets by the AC Long-Term Tax-Free Fund solely in exchange for an aggregate value of  Corresponding  Shares of the AC Long-Term
Tax-Free  Fund,  equal to the net asset  value of the MSF Large Cap Core  Fund's
Assets  determined  in  accordance  with  Section  2(b)  hereof,  and  (ii)  the subsequent  distribution  by the MSF Municipal  Bond Fund of such  Corresponding
Shares to its shareholders in proportion to such  shareholders'  interest in the
MSF Municipal Bond Fund in liquidation of the MSF Municipal Bond Fund.

          "NORTHWESTERN  MUTUAL" means The  Northwestern  Mutual Life  Insurance
Company, a Wisconsin mutual insurance company.

          "N-14  REGISTRATION  STATEMENT"  has the meaning  ascribed  thereto in
Section 3(n) hereof.

          "PERSON" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust,  unincorporated  organization,  or  government or any agency or political subdivision thereof.

          "REORGANIZATION"  has the meaning  ascribed  thereto under the heading
"Plans of Reorganization."

          "RICS" has the meaning ascribed thereto in Section 3(k) hereof.

          "RULE 12B-1" means Rule 12b-1 under the Investment Company Act.

          "RULE 17A-8(A)" means Rule 17a-8(a) under the Investment Company Act.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SELECT BOND FUNDS REORGANIZATION"  consists of (i) the acquisition of the MSF  Select  Bond  Fund's  Assets by the AC-MS  Select  Bond Fund  solely in exchange for an aggregate value of Corresponding Shares of the AC-MS Select Bond
Fund,  equal  to the net  asset  value  of the MSF  Select  Bond  Fund's  Assets determined  in  accordance  with Section 2(b)  hereof,  and (ii) the  subsequent distribution  by the MSF Select  Bond Fund of such  Corresponding  Shares to its shareholders in proportion to such shareholders' interest in the MSF Select Bond
Fund in liquidation of the MSF Select Bond Fund.

          "SELECT FUNDS  REORGANIZATION"  consists of (i) the acquisition of the
MSF  Growth  Fund's  Assets by the AC Select  Fund  solely  in  exchange  for an aggregate value of

Corresponding  Shares of the AC Select Fund, equal to the net asset value of the
MSF Growth Fund's Assets determined in accordance with Section 2(b) hereof,  and
(ii) the subsequent  distribution  by the MSF Growth Fund of such  Corresponding
Shares to its shareholders in proportion to such  shareholders'  interest in the
MSF Growth Fund in liquidation of the MSF Growth Fund.

          "SHARES" has the meaning  ascribed thereto under the heading "Plans of
Reorganization."

          "SMALL  CAP  GROWTH   FUNDS   REORGANIZATION"   consists  of  (i)  the
acquisition  of the MSF Small Cap Growth  Fund's  Assets by the AC-MS  Small Cap
Growth Fund solely in exchange for an aggregate value of Corresponding Shares of the AC-MS Small Cap Growth  Fund,  equal to the net asset value of the MSF Small
Cap Growth Fund's Assets determined in accordance with Section 2(b) hereof,  and
(ii) the  subsequent  distribution  by the MSF  Small  Cap  Growth  Fund of such
Corresponding  Shares to its  shareholders  in proportion to such  shareholders'
interest  in the MSF Small Cap Growth Fund in  liquidation  of the MSF Small Cap
Growth Fund.

          "STRATEGIC  ALLOCATION  FUNDS  REORGANIZATION"  consists  of  (i)  the acquisition  of the MSF  Asset  Allocation  Fund's  Assets  by the AC  Strategic
Allocation:  Moderate  Fund  solely  in  exchange  for  an  aggregate  value  of
Corresponding Shares of the AC Strategic Allocation: Moderate Fund, equal to the net  asset  value  of the MSF  Asset  Allocation  Fund's  Assets  determined  in accordance with Section 2(b) hereof, and (ii) the subsequent distribution by the
MSF Asset  Allocation Fund of such  Corresponding  Shares to its shareholders in proportion to such  shareholders'  interest in the MSF Asset  Allocation Fund in liquidation of the MSF Asset Allocation Fund.

          "TAX  REPRESENTATION  CERTIFICATE" has the meaning ascribed thereto in
Section 5(h) hereof.

          "TEMPLETON" has the meaning  ascribed thereto under the heading "Plans of Reorganization."

          "TEMPLETON  SUB-ADVISORY  AGREEMENT" has the meaning  ascribed thereto under the heading "Plans of Reorganization."

          "VALUATION TIME" has the meaning ascribed thereto in Section 2(f).

     b. USE OF DEFINED TERMS. Any defined term used in the plural shall refer to all members of the  relevant  class,  and any defined  term used in the singular shall refer to any one or more of the members of the relevant class.  The use of any gender shall be applicable to all genders.

     c.  SECTIONS  AND  EXHIBITS.  References  in this  Agreement  to  Sections,
Exhibits and  Schedules  are to Sections,  Exhibits and Schedules of and to this
Agreement.  The Exhibits and Schedules to this Agreement are incorporated herein by this reference as if fully set forth in this Agreement.

     d.  MISCELLANEOUS  TERMS.  The term "or" shall not be exclusive.  The terms
"herein," "hereof," "hereto,"  "hereunder" and other terms similar to such terms shall refer to this Agreement as a whole and not merely to the specific article, section,  paragraph or clause where such terms may appear.  The term "including"
shall mean "including, but not limited to."

2.   THE REORGANIZATIONS.

     a. TRANSFER OF ASSETS.  Subject to receiving the requisite  approval of the shareholders of the Acquired Fund, and subject to the other terms and conditions contained  in  this  Agreement  and on the  basis  of  the  representations  and warranties  contained in this  Agreement,  at the Valuation  Time on the Closing
Date,  the Acquired  Fund shall  convey,  transfer and deliver to the  Acquiring
Fund,  and the  Acquiring  Fund shall  purchase,  acquire  and  accept  from the
Acquired  Fund,  free and clear of all  Liens,  all of the  property  and assets
(including cash,  securities,  commodities,  interests in futures and dividends, any prepaid expenses and interest accrued on debt  instruments,  in each case as of the Valuation Time) owned for investment purposes by the Acquired Fund (as to each Acquired Fund, such assets are collectively referred to as the "ASSETS").

     b.  LIABILITIES TO BE  DISCHARGED.  The Acquired Fund will discharge all of its  liabilities  and  obligations  prior to the  Closing  Date  other  than the ordinary  course  liabilities  reflected in the Acquired  Fund's net asset value incurred by the Acquired Fund prior to the Closing Date in  connection  with its on-going business  operations  (including accrued fees and expenses and payables for securities  purchased or for share redemptions) (the "ACQUIRED FUND ORDINARY
COURSE  LIABILITIES").  Subject  to  receiving  the  requisite  approval  of the shareholders  of the Acquired  Fund,  and subject to other terms and  conditions contained  in  this  Agreement  and on the  basis  of  the  representations  and warranties contained in this Agreement,  on the Closing Date, the Acquiring Fund shall assume and  thereafter in due course pay and fully  satisfy,  discharge or perform the Acquired Fund Ordinary Course  Liabilities.  For avoidance of doubt, the  Acquiring  Fund shall not  assume or agree to pay,  satisfy,  discharge  or perform any contingent  liabilities,  or any liabilities  arising under any plan adopted by the  Acquired  Fund under Rule 12b-1 with  respect to the sale of the
Acquired Fund's shares prior to the Closing Date.

     c. ISSUANCE AND VALUATION OF  CORRESPONDING  SHARES IN THE  REORGANIZATION.
Full  Corresponding  Shares, as set forth on EXHIBIT A hereto, and to the extent necessary,  a fractional  Corresponding  Share,  of an aggregate net asset value equal to the net asset value of the Assets  acquired by the Acquiring Fund under this  Agreement,  determined  as  hereinafter  provided,  shall be issued by the
Acquiring Fund to the Acquired Fund in exchange for such Assets (without a sales load,  commission or other similar fee being  imposed) at the Valuation  Time on the Closing Date. The net asset value of each of the Acquired  Fund's Assets and the Acquiring Fund's Corresponding Shares shall be determined in accordance with the procedures approved by the boards of directors and trustees,  as applicable,
of  the  American   Century  Parties  as  described  in  the  American   Century
Prospectuses and the American Century Statements of Additional Information as of
the  Valuation  Time.  Such  valuation  and  determination  shall be made by the
Acquiring Fund in cooperation with the Acquired Fund.

                                       10

     d. DISTRIBUTION OF CORRESPONDING  SHARES TO THE ACQUIRED FUND SHAREHOLDERS.
Pursuant to this Agreement, as soon as practicable after the Valuation Time, the
Acquired Fund will distribute all Corresponding  Shares, as set forth on EXHIBIT
A  hereto,  received  by it from  the  Acquiring  Fund in  connection  with  the
Reorganization   to  its  shareholders  in  proportion  to  each   shareholder's
respective   interest  in  the  Acquired  Fund.  Such   distribution   shall  be
accomplished by the opening of shareholder  accounts on the share ledger records of the Acquiring Fund in the amounts due the  shareholders  of the Acquired Fund based on their  respective  holdings in the  Acquired  Fund as of the  Valuation
Time.

     e. INTEREST;  PROCEEDS.  The Acquired Fund shall pay or cause to be paid to the Acquiring  Fund any interest or proceeds it receives on or after the Closing
Date with respect to its Assets.

     f. VALUATION TIME. The Valuation Time shall be at the close of the New York
Stock Exchange  (generally 4:00 P.M.,  Eastern Standard Time) on March 31, 2006,
or such other day and time as may be mutually agreed upon in writing between the parties hereto (the "VALUATION  TIME").  In the event that at the Valuation Time
(a) the New York Stock Exchange or another  primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading  thereon  shall be  restricted;  or (b) trading or the  reporting  of trading on said  Exchange  or  elsewhere  shall be  disrupted  so that  accurate appraisal of the value of the net assets of the  Acquiring  Fund or the Acquired
Fund is impracticable,  the Valuation Time shall be postponed until the close of the New York Stock Exchange on the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     g.  EVIDENCE OF TRANSFER.  The  Acquiring  Fund and the Acquired Fund shall jointly file any instrument as may be required by any Governmental  Authority to consummate the transfer of the Assets to the Acquiring Fund.

     h. TERMINATION.  Each Acquired Fund's existence as a separate series of MSF shall be terminated as soon as  practicable  following the  consummation  of the applicable  Reorganization  by making  any  required  filings  with the State of
Maryland,  as provided in Section 5(c)  hereof.  After the  consummation  of the applicable  Reorganization,  the Acquired Fund shall engage in no activity other than winding up of its activities and dissolution.

     i. SEPARATE AGREEMENTS; REORGANIZATIONS CONDITIONED ON ONE ANOTHER. Each of
the  respective  parties to this  Agreement  agrees  that this  Agreement  shall constitute a separate agreement and plan of reorganization as to each individual
Reorganization.  The  parties  further  agree  that  the  consummation  of  each
Reorganization  shall be conditioned on the consummation of all  Reorganizations contemplated by this Agreement.

3.   REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND.

     MSF,  on behalf of each  Acquired  Fund,  represents  and  warrants  to the
American Century Parties as follows:

     a. FORMATION AND  QUALIFICATION.  The Acquired Fund is a separate series of
MSF, a  corporation  duly  organized,  validly  existing and in good standing in conformity with the laws of

                                       11

the  State of  Maryland,  and the  Acquired  Fund has all  requisite  power  and authority to own all of its  properties  and assets and carry on its business as presently  conducted.  MSF is  duly  qualified,  registered  or  licensed  to do business and is in good standing in each  jurisdiction in which the ownership of its properties and assets or the character of its present  operations makes such qualification,  registration or licensing necessary, except where the failure to so qualify or be in good standing  would not have a Material  Adverse  Effect on the Acquired Fund.

     b.  LICENSES.  The Acquired  Fund (or MSF on behalf of the  Acquired  Fund)
holds all permits,  consents,  registrations,  certificates,  authorizations and other  approvals  (collectively,  "LICENSES")  required  for the  conduct of its business as now being conducted;  all such Licenses are in full force and effect and no suspension or cancellation  of any of them is pending or threatened;  and none of such Licenses will be affected by the  consummation of the  transactions contemplated  by this  Agreement in a manner that would have a Material  Adverse
Effect on the Acquired Fund. MSF is duly registered under the Investment Company
Act as an open-end series management  investment  company (File No.  811-07961), and such  registration  has not been  suspended,  revoked or rescinded and is in full force and effect.

     c.  AUTHORITY.  MSF,  on behalf of the  Acquired  Fund,  has full power and
authority  to  execute  and  deliver  this   Agreement  and  to  consummate  the
transactions  contemplated  hereby. The execution and delivery of this Agreement and the consummation of the transactions  contemplated hereby have been duly and validly authorized by all necessary action on the part of each Acquired Fund and no other  proceedings  on the part of MSF or the Acquired  Fund are necessary to authorize this Agreement or the  consummation of the  transactions  contemplated hereby,  except for the approval of the Acquired Fund's shareholders as provided in Section  7(c) of this  Agreement.  This  Agreement  has been duly and validly executed by MSF on behalf of the Acquired Fund,  and,  subject to receipt of the requisite  shareholder approval,  and assuming due authorization,  execution and delivery of this Agreement by the Acquiring Fund,  this Agreement  constitutes a legal, valid and binding obligation of the Acquired Fund enforceable against the
Acquired  Fund  in  accordance  with  its  terms,  subject  to  the  effects  of bankruptcy,  insolvency,  moratorium,  fraudulent  conveyance  and similar  laws relating to or affecting  creditors'  rights  generally and court decisions with respect thereto and the remedy of specific  performance and injunctive and other forms of equitable relief.

     d.  FINANCIAL  STATEMENTS.  The Acquiring  Fund has been  furnished with an accurate,  correct  and  complete  statement  of assets  and  liabilities  and a schedule of  Investments  of the Acquired  Fund,  each as of March 31, 2005, and such  financial  statements  have been  audited by  PricewaterhouseCoopers  LLC, independent public accountants. Such audited financial statements fairly present in all material  respects the financial  position of the Acquired Fund as of the dates and for the periods  referred to therein and in conformity  with generally accepted accounting principles applied on a consistent basis.

     e.  SEMI-ANNUAL  REPORT  TO  SHAREHOLDERS.  The  Acquiring  Fund  has  been
furnished  with  the  corresponding   Acquired  Fund's   Semi-Annual  Report  to
Shareholders  for the six months ended  September  30, 2005,  and the  unaudited financial  statements  appearing therein fairly present in all material respects the financial  position of the  corresponding  Acquired Fund as of the dates and for the periods  referred to therein and in conformity  with generally  accepted accounting principles applied on a consistent basis.

                                       12

     f. PROSPECTUS AND STATEMENT OF ADDITIONAL  INFORMATION.  The Acquiring Fund
has been furnished  with the Mason Street Funds  Prospectus and the Mason Street
Funds  Statement of  Additional  Information,  and insofar as they relate to the
Acquired Fund, such  Prospectus and such Statement of Additional  Information do not  contain  any  untrue  statement  of a  material  fact or omit to state  any material fact required to be stated  therein or necessary to make the statements therein,  in the light of the  circumstances  under  which they were  made,  not misleading.

     g. LITIGATION. There are no claims, actions, suits or legal, administrative or  other  proceedings  pending  or,  to the  Knowledge  of the  Acquired  Fund, threatened against the Acquired Fund that could reasonably be expected to have a
Material  Adverse  Effect on the Acquired Fund. The Acquired Fund is not charged with or, to its Knowledge, threatened with any violation or investigation of any
possible  violation,   of  any  provisions  of  any  Federal,  state,  local  or
self-regulatory  law or  regulation  or  administrative  ruling  relating to any aspect of its  business  that could  reasonably  be  expected to have a Material
Adverse Effect on the Acquired Fund.

     h. MATERIAL CONTRACTS. There are no material contracts outstanding to which
MSF on behalf of any  Acquired  Fund is a party that have not been  disclosed in the N-14 Registration Statement,  the Mason Street Funds Prospectus or the Mason
Street Funds Statement of Additional Information.

     i. NO CONFLICT.  The  execution  and  delivery of this  Agreement by MSF on
behalf  of  each  Acquired  Fund  and  the   consummation  of  the  transactions
contemplated  hereby  will not  contravene  or  constitute  a  default  under or violation of (i) MSF's Articles of  Incorporation  or by-laws,  each as amended, supplemented  and in  effect  as of the  date  hereof  (subject  to  shareholder approval as provided in Section 7(c) of this  Agreement),  (ii) any agreement or contract (or require the consent of any Person  under any  agreement or contract that has not been  obtained)  to which MSF on behalf of the  Acquired  Fund is a party or to which its assets or properties  are subject or (iii) any  applicable
Law or any judgment,  injunction,  order or decree, or other instrument  binding upon the  Acquired  Fund or any of its assets or  properties,  except where such contravention,  default or violation would not have a Material Adverse Effect on the Acquired Fund.

     j. UNDISCLOSED LIABILITIES.  The Acquired Fund has no material liabilities, contingent or otherwise,  other than those shown on its statements of assets and liabilities  referred to in this  Agreement,  the Acquired Fund Ordinary  Course
Liabilities and those incurred in connection with the Reorganization.

     k. TAXES.  The Acquired  Fund has elected and qualified for the special tax treatment  afforded to regulated  investment  companies  ("RICS") under Sections
851-855 of the Code,  and under any similar  provisions of state or local law in any jurisdiction in which the Acquired Fund filed, or is required to file, a tax return,  at all times since its inception  and shall  continue to so qualify for its taxable year ending upon its  liquidation.  The Acquired  Fund has filed (or caused to be filed),  or has obtained  extensions to file,  all Federal,  state, foreign and local tax returns which are required to be filed by it, and has paid
(or caused to be paid) or has  obtained  extensions  to pay,  all taxes shown on said returns to be due and owing and all  assessments

                                       13

received by it, up to and  including  the taxable year in which the Closing Date occurs.  All tax liabilities of the Acquired Fund have been adequately  provided for on its books,  and no tax  deficiency  or liability of the Acquired Fund has been  asserted  and no  question  with  respect  thereto  has been raised by the
Internal  Revenue  Service or by any state or local tax  authority  for taxes in excess of those  already paid, up to and including the taxable year in which the
Closing Date occurs.

     l. ASSETS.  The Acquired Fund has good and marketable  title to the Assets, free and clear of all Liens. The Acquired Fund is the direct, sole and exclusive owner of the Assets.  At the Closing Date, upon consummation of the transactions contemplated  hereby,  the Acquiring Fund will have good and marketable title to the Assets, free and clear of all Liens.

     m.  CONSENTS.  No  filing  or  registration  with,  or  consent,  approval, authorization  or order of, any Person is required for the  consummation  by the
Acquired  Funds of the  Reorganization,  except for (i) such as may be  required under the Securities Act, the Exchange Act, the Investment  Company Act or state securities laws and (ii) a Majority Shareholder Vote.

     n.  N-14  REGISTRATION  STATEMENT.  The  information  furnished,  or  to be furnished,  by the Acquired Fund for use in the registration statement filed, or to be filed,  by the  American  Century  Parties  on Form N-14  relating  to the
Corresponding Shares to be issued pursuant to this Agreement, which includes the proxy  statement of the Acquired Funds and the prospectus of the Acquiring Funds with respect to the  transactions  contemplated  hereby,  and any  supplement or amendment thereto or to the documents therein (as amended and supplemented,  the
"N-14 REGISTRATION  STATEMENT"),  on the effective date of the N-14 Registration
Statement,  at the time of the shareholders' meeting referred to in Section 5(a)
hereof and on the Closing  Date,  insofar as it relates to the Acquired Fund (i)
complied,  or will comply,  as applicable,  in all material  respects,  with the applicable provisions of the Securities Act, the Exchange Act and the Investment
Company Act and the rules and regulations promulgated  thereunder,  and (ii) did not, or will not, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     o.  CAPITALIZATION.  All issued and outstanding shares of the Acquired Fund are duly authorized,  validly issued,  fully paid and non-assessable and free of preemptive rights. There are no options warrants, subscriptions,  calls or other rights,  agreements or commitments  obligating the Acquired Fund to issue any of its shares or securities convertible into its shares.

     p.  BOOKS AND  RECORDS  The books and  records  of the  Acquired  Fund made available to the Acquiring  Fund and/or its counsel are  substantially  true and correct and contain no material  misstatements  or omissions with respect to the operations of the Acquired Fund.

4.   REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

     The American Century Parties,  on behalf of their  corresponding  Acquiring
Fund(s), represent and warrant to MSF as follows:

                                       14

   a. FORMATION AND QUALIFICATION.  The Acquiring Fund is a separate series or investment portfolio of its corresponding  American Century Party, a corporation or business  trust,  as  applicable,  organized,  validly  existing  and in good standing in conformity with the laws of the State of Maryland or  Massachusetts, as applicable,  and the Acquiring Fund has all requisite  power and authority to own all of its  properties  or assets  and carry on its  business  as  presently conducted. Each American Century Party is duly qualified, registered or licensed as a  foreign  corporation  to do  business  and is in  good  standing  in  each jurisdiction in which the ownership of its properties or assets or the character of its present  operations makes such  qualification,  registration or licensing necessary,  except where the failure to so qualify or be in good standing  would not have a Material Adverse Effect on the Acquiring Fund.

     b. LICENSES.  The Acquiring Fund (or the relevant American Century Party on behalf of the Acquiring Fund) holds all Licenses required for the conduct of its business as now being conducted;  all such Licenses are in full force and effect and no suspension or cancellation  of any of them is pending or threatened;  and none of such Licenses will be affected by the  consummation of the  transactions contemplated  by this  Agreement in a manner that would have a Material  Adverse
Effect on the Acquiring  Fund.  Each American  Century Party is duly  registered under the Investment Company Act as an open-end  management  investment company, and such  registration  has not been  suspended,  revoked or rescinded and is in full force and effect.

     c. AUTHORITY.  Each American Century Party, on behalf of each corresponding
Acquiring  Fund(s),  has full power and  authority  to execute and deliver  this
Agreement and to consummate the transactions  contemplated hereby. The execution and  delivery  of  this  Agreement  and  the  consummation  of the  transactions contemplated  hereby  have been duly and  validly  authorized  by all  necessary action on the part of the Acquiring Fund and no other proceedings on the part of the Acquiring Fund are necessary to authorize this Agreement or the consummation of the  transactions  contemplated  hereby.  This  Agreement  has been  duly and validly  executed  by the  relevant  American  Century  Party,  on behalf of the corresponding  Acquiring  Fund,  and assuming due  authorization,  execution and delivery of this  Agreement by the Acquired Fund,  this Agreement  constitutes a legal,  valid and binding  obligation of the Acquiring Fund enforceable  against the  Acquiring  Fund in  accordance  with its terms,  subject to the  effects of bankruptcy,  insolvency,  moratorium,  fraudulent  conveyance  and similar  laws relating to or affecting  creditors'  rights  generally and court decisions with respect thereto and the remedy of specific  performance and injunctive and other forms of equitable relief.

     d.  FINANCIAL  STATEMENTS.  The Acquired  Fund has been  furnished  with an accurate,  correct  and  complete  statement  of assets  and  liabilities  and a schedule of  Investments of the Acquiring  Fund,  each as of the date set out on
SCHEDULE 4(D), such financial  statements having been audited by the independent
public   accountants   identified  on  SCHEDULE  4(D).  Such  audited  financial
statements fairly present in all material respects the financial position of the
Acquiring  Fund as of the dates and for the  periods  referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     e. SEMI-ANNUAL REPORT TO STOCKHOLDERS. The Acquired Fund has been furnished with the Acquiring  Fund's  Semi-Annual  Report to  Stockholders  for the period indicated on SCHEDULE 4(E),  and the unaudited  financial  statements  appearing therein  fairly present in all material  respects the financial  position of the
Acquiring  Fund as of the dates and for the  periods  referred

                                       15

to therein and in  conformity  with  generally  accepted  accounting  principles applied on a consistent basis.

     f. PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION. The Acquired Fund
has been  furnished  with the  American  Century  Prospectuses  and the American
Century Statements of Additional Information,  and insofar as they relate to the
Acquiring Fund, said  Prospectuses  and Statements of Additional  Information do
not  contain  any  untrue  statement  of a  material  fact or omit to state  any material fact required to be stated  therein or necessary to make the statements therein,  in the light of the  circumstances  under  which they were  made,  not misleading.

     g. LITIGATION. There are no claims, actions, suits or legal, administrative or other  proceedings  pending  or,  to the  Knowledge  of the  Acquiring  Fund, threatened  against the Acquiring Fund that could reasonably be expected to have a Material  Adverse  Effect on the Acquiring  Fund.  The  Acquiring  Fund is not
charged  with  or,  to  its  knowledge,   threatened  with  any  violation,   or
investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or  administrative  ruling  relating to any aspect of its business that could reasonably be expected to have a Material Adverse Effect on the Acquiring Fund.

     h. MATERIAL CONTRACTS. There are no material contracts outstanding to which any American  Century Party on behalf of its  corresponding  Acquiring Fund is a party  that have not been  disclosed  in the N-14  Registration  Statement,  the
American Century Prospectuses,  or the American Century Statements of Additional
Information.

     i. NO  CONFLICT.  The  execution  and  delivery of this  Agreement  by each
American Century Party on behalf of its corresponding  Acquiring Fund(s) and the consummation  of the  transactions  contemplated  hereby will not  contravene or constitute  a default  under or  violation  of (i) the  Declaration  of Trust or
Articles of  Incorporation,  as applicable,  or by-laws of each American Century
Party, each as amended,  supplemented and in effect as of the date hereof,  (ii)
any  agreement  or contract  (or  require  the  consent of any Person  under any agreement or contract that has not been obtained) to which the relevant American
Century Party on behalf of the Acquiring  Fund is a party or to which its assets or  properties  are  subject,  or  (iii)  any  applicable  Law or any  judgment, injunction, order or decree, or other instrument binding upon the Acquiring Fund or any of its assets or properties, except where such contravention,  default or violation would not have a Material Adverse Effect on the Acquiring Fund.

     j. UNDISCLOSED LIABILITIES. The Acquiring Fund has no material liabilities, contingent or otherwise,  other than those shown on its statements of assets and liabilities referred to in this Agreement, those incurred in the ordinary course of its  business  as an  investment  company  since the date of its most  recent
audited  financial   statements  and  those  incurred  in  connection  with  the
Reorganization.

     k. TAXES.  The Acquiring Fund has elected and qualified for the special tax treatment  afforded to RICs under  Sections  851-855 of the Code,  and under any similar  provisions  of state  or local  law in any  jurisdiction  in which  the
Acquiring Fund filed,  or is required to file, a tax return,  at all times since its inception and shall  continue to so qualify both until  consummation  of the
Reorganization  and  thereafter.  The Acquiring  Fund has filed (or caused to be filed),  or has obtained  extensions to file,  all Federal,  state,  foreign and local tax returns  which are required to

                                       16

be filed by it, and has paid (or caused to be paid) or has  obtained  extensions to pay, all taxes shown on said returns to be due and owing, and all assessments received by it, up to and  including  the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately  provided for on its books,  and no tax  deficiency or liability of the Acquiring Fund has been  asserted  and no  question  with  respect  thereto  has been raised by the
Internal  Revenue  Service or by any state or local tax  authority  for taxes in excess of those  already paid, up to and including the taxable year in which the
Closing Date occurs.

     l.  CONSENTS.  No  filing  or  registration  with,  or  consent,  approval, authorization,  or order of, any Person is required for the  consummation by the
Acquiring Fund of the  Reorganization,  except for such as may be required under the  Securities  Act, the Exchange  Act,  the  Investment  Company Act, or state securities laws.

     m. N-14  REGISTRATION  STATEMENT.  Assuming  the  accuracy of the  Acquired
Fund's representations in Section 3(n), the N-14 Registration  Statement, on its
effective date, at the time of the shareholders'  meeting referred to in Section
5(a)  hereof  and  on the  Closing  Date,  (i)  complied,  or  will  comply,  as applicable,  in all material  respects,  with the  applicable  provisions of the
Securities  Act, the Exchange Act and the  Investment  Company Act and the rules and  regulations  promulgated  thereunder,  and (ii) did not,  or will  not,  as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated  therein or necessary to make the statements therein,  in  light  of the  circumstances  under  which  they  were  made,  not misleading.

     n.   CAPITALIZATION.   Under  the  Declaration  of  Trust  or  Articles  of
Incorporation,  as applicable,  of each American  Century Party,  each Acquiring
Fund is  authorized  to issue  the  number  of full  and  fractional  shares  of beneficial  interest  as further  described  on  SCHEDULE  4(N).  All issued and outstanding  shares of the Acquiring Fund are duly  authorized,  validly issued, fully  paid and  non-assessable  and free of  preemptive  rights.  There  are no
options,  warrants,   subscriptions,   calls  or  other  rights,  agreements  or
commitments  obligating  the  Acquiring  Fund  to  issue  any of its  shares  or securities convertible into its shares.

     o. CORRESPONDING SHARES.

          i. The Corresponding  Shares to be issued by the Acquiring Fund to the
Acquired  Fund  and  subsequently  distributed  by  the  Acquired  Fund  to  its shareholders as provided in this Agreement have been duly and validly authorized and, when issued and delivered  pursuant to this Agreement,  will be legally and validly  issued  and will be fully  paid and  nonassessable  and will  have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

          ii. At or prior to the Closing Date,  the  Corresponding  Shares to be issued by the  Acquiring  Fund to the Acquired  Fund on the Closing Date will be duly  qualified for offering to the public in all states of the United States in which the sale of shares of the  Acquiring  Fund  presently are  qualified,  and there are a sufficient  number of such shares  registered  under the  Securities
Act,  the  Investment  Company  Act and with  each  pertinent  state  securities commission to permit the Reorganization to be consummated.

                                       17

5.   COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     a. UNAUDITED FINANCIAL STATEMENTS.

          i. The Acquired  Fund hereby  agrees to furnish or cause its agents to furnish to the Acquiring  Fund, at or prior to the Closing Date, for the purpose of determining the number of Corresponding  Shares to be issued by the Acquiring
Fund to the Acquired Fund pursuant to Section 2(c) hereof, an accurate,  correct and complete unaudited  statement of assets and liabilities of the Acquired Fund with values  determined in accordance  with Section 2(c) hereof and an unaudited schedule of Investments of the Acquired Fund (including the respective dates and costs of acquisition  thereof),  each as of the Valuation  Time.  Such unaudited financial statements shall fairly present in all material respects the financial position of the  Acquired  Fund as of the dates and for the periods  referred to therein and in conformity with generally accepted accounting  principles applied on a consistent basis.

          ii. The Acquiring Fund hereby agrees to furnish or cause its agents to furnish to the Acquired  Fund, at or prior to the Closing Date,  for the purpose of determining the number of Corresponding  Shares to be issued by the Acquiring
Fund to the Acquired Fund pursuant to Section 2(c) hereof, an accurate,  correct and complete unaudited statement of assets and liabilities of the Acquiring Fund with values determined in accordance with Section 2(c) hereof.

     b. SHARE LEDGER  RECORDS OF THE ACQUIRING  FUND. The Acquiring Fund agrees, as soon as practicable after the Valuation Time, to open shareholder accounts on its share ledger records for the shareholders of the Acquired Fund in connection with the  distribution  of  Corresponding  Shares by the  Acquired  Fund to such shareholders in accordance with Section 2(c) hereof.

     c. TERMINATION OF THE ACQUIRED FUND. MSF agrees that as soon as practicable following  the  consummation  of the  Reorganization,  it  shall  terminate  the existence  of the  Acquired  Fund in  accordance  with the laws of the  State of
Maryland and any other applicable Law.

     d.  CORRESPONDING  SHARES.  The  Acquired  Fund shall not sell or otherwise dispose  of any of the  Corresponding  Shares  to be  received  by it  from  the
Acquiring Fund in connection with the Reorganization,  except in distribution to the shareholders of the Acquired Fund in accordance with the terms hereof.

     e. TAX RETURNS.  The Acquired Fund and the Acquiring  Fund each agrees that by the Closing Date all of its Federal, foreign and other applicable tax returns and  reports  required  to be filed on or before such date shall have been filed and all  taxes  shown as due on said  returns  either  shall  have  been paid or adequate  liability  reserves  shall have been  provided for the payment of such taxes. In connection  with this  provision,  the Acquiring Fund and the Acquired
Fund agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes.

     f. COMBINED PROXY STATEMENT AND PROSPECTUS. The Acquiring Fund will prepare and file with the Commission the N-14 Registration Statement.  The Acquired Fund
will use its best  commercial  efforts to provide  information  necessary to the
Acquiring Funds to prepare the N-14  Registration  Statement and to cooperate in the  filing  of  such  document.  The  Acquired  Fund

                                       18

agrees to mail to its  shareholders  of record  entitled  to vote at the special meeting of  shareholders  at which  action is to be  considered  regarding  this
Agreement,  in sufficient time to comply with requirements as to notice thereof, a combined  Proxy  Statement  and  Prospectus  which  complies  in all  material respects (except as to information  therein relating to the Acquiring Fund) with the applicable provisions of Section 14(a) of the Exchange Act and Section 20(a)
of the  Investment  Company  Act,  and the  rules  and  regulations  promulgated thereunder.

     g.  CONFIRMATION  OF TAX BASIS.  The  Acquired  Fund  shall  deliver to the
Acquiring Fund on the Closing Date  confirmations or other adequate  evidence as to the tax  basis and  holding  period of each of the  Assets  delivered  to the
Acquiring Fund hereunder.

     h. TAX REPRESENTATIONS. The Acquired Fund and the Acquiring Fund shall each deliver  to Ernst & Young  LLP  ("E&Y")  a  certificate,  in form and  substance
reasonably   satisfactory  to  E&Y,  representing  to  such  matters  reasonably requested by E&Y in connection with its opinion contemplated under Sections 7(f)
and 8(f) of this Agreement  (the "TAX  REPRESENTATION  CERTIFICATE").  As of the
date of delivery  of the Tax  Representation  Certificate  and as of the Closing
Date, the Tax Representation  Certificate shall not contain any untrue statement of a  material  fact or omit to state any  material  fact  required  to make any statement contained therein, in light of the circumstances in which it was made, not misleading.

     i. TAX-FREE  REORGANIZATION.  From and after the date of this Agreement and until the Closing  Date,  the  Acquired  Fund and the  Acquiring  Fund shall use commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly  take any action,  cause any action to be taken,  fail to take any action or cause any  action to fail to be taken  which  action or failure to act could prevent the Reorganization from qualifying,  as a reorganization under the provisions of Section 368(a) of the Code.

     j.  SHAREHOLDER  INFORMATION.  As soon as  practicable  after  the close of business on the Closing  Date,  the Acquired Fund shall deliver to the Acquiring
Fund  such  information  as the  Acquiring  Fund  or its  transfer  agent  shall reasonably  request with respect to the  shareholders  of record of the Acquired
Fund on the Closing Date and the number of shares of the Acquired  Fund owned by each such  shareholder  as of such date,  certified to the best of its knowledge and belief by the transfer agent on behalf of the Acquired Fund.

     k.  PRESERVATION OF RECORDS.  The Acquiring Fund shall preserve all written records  that  the  Acquired  Fund  is  required  to  preserve  pursuant  to the
Investment  Company Act in connection with the Reorganization and this Agreement for a period of six years after the Closing  Date and for the first two years in an easily accessible place.

6.   CLOSING.

     a. CLOSING. The closing of the transactions  contemplated by this Agreement shall take place at the offices of American Century  Companies,  Inc., 4500 Main
Street,  Kansas City, MO 64111,  at the Valuation  Time, or at such other place, time and date agreed to by MSF and the American  Century  Parties.  The date and time upon which  such  closing is to take  place  shall be  referred  to in this
Agreement as the "CLOSING DATE." To the extent that any Assets,  for any reason, are not  transferable  on the Closing  Date,  the Acquired Fund shall cause such
Assets to be

                                       19

transferred to the Acquiring  Fund's custody account with J.P. Morgan Chase Bank at the earliest practicable date thereafter.

     b.  CUSTODIAN'S  CERTIFICATE.  J.P. Morgan Chase Bank, as custodian for the
Acquired Fund's domestic assets, and in the case of the MSF International Equity
Fund and any of the Acquired  Fund's foreign assets,  Brown Brothers  Harriman &
Co., shall deliver at the Closing a certificate of an authorized officer stating that: (i) the Acquired Fund's portfolio  securities,  cash, and any other assets have been  delivered in proper form to the  Acquiring  Fund on the Closing Date;
and (ii) all necessary taxes,  including all applicable  federal and state stock transfer  stamps,  if any,  shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio  securities by the
Acquired Fund.

     c.  TRANSFER  AGENT'S  CERTIFICATE.  Boston  Financial  Data  Services,  as
transfer  agent for the Acquired Fund as of the Closing  Date,  shall deliver at the Closing a  certificate  of an  authorized  officer  stating that its records
contain  the  names  and  addresses  of   shareholders   of  the  Acquired  Fund
stockholders,  and the number and  percentage  ownership of  outstanding  shares owned by each such shareholder  immediately prior to the Closing. Each Acquiring
Fund shall issue and deliver,  or cause its transfer agent, to issue and deliver a  confirmation  evidencing  Corresponding  Shares to be credited on the Closing
Date  or  provide   evidence   satisfactory   to  the  Acquired  Fund  that  the
Corresponding  Shares have been credited to the Acquired  Fund's  account on the books of the  Acquiring  Fund.  At the Closing,  each party shall deliver to the other such bills of sale, checks, assignments, share certificates,  receipts and other  documents,  if any, as such other  party or its  counsel  may  reasonably request.

7.   CONDITIONS OF THE ACQUIRED FUND.

          The obligations of the Acquired Fund hereunder shall be subject to the satisfaction,  at or before the Closing  Date (or such other date  specified  in this  Agreement),  of the  conditions  set forth  below.  The  benefit  of these conditions  is for the  Acquired  Fund only and,  other than with respect to the conditions set forth in Sections 7(c) and 7(f) hereof,  may be waived,  in whole or in part, by the Acquired Fund at any time in its sole discretion.

     a.  REPRESENTATIONS  AND WARRANTIES.  The representations and warranties of the  Acquiring  Fund made in this  Agreement  shall be true and  correct  in all material  respects  when made,  as of the  Valuation  Time and as of the Closing
Date,  all with the same effect as if made at and as of such dates,  except that any  representations  and warranties  that relate to a particular date or period shall be true and correct in all material respects as of such date or period.

     b.  PERFORMANCE.  The Acquiring  Fund shall have  performed,  satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it under this Agreement at or prior to the Closing
Date.

     c. SHAREHOLDER  APPROVAL.  This Agreement shall have been adopted,  and the
Reorganization shall have been approved, by a Majority Shareholder Vote.

     d. APPROVAL OF BOARD OF TRUSTEES/DIRECTORS.  This Agreement shall have been adopted,  and the  Reorganization  shall  have  been  approved,  by the Board of
Trustees or Directors, as

                                       20

applicable,  of each American  Century Party,  on behalf of each Acquiring Fund, including a majority of the Trustees or Directors,  as  applicable,  who are not
"interested  persons" of MSF or any American Century Party as defined in Section
2(a)(19) of the Investment  Company Act, in accordance with applicable state law and the Investment Company Act.

     e.  DELIVERIES BY THE ACQUIRING  FUND. At or prior to the Closing Date, the
Acquiring Fund shall deliver to the Acquired Fund the following:

          i. a certificate, in form and substance reasonably satisfactory to the
Acquired Fund,  executed by the President (or a Vice  President) of the relevant
American  Century Party on behalf of the Acquiring Fund, dated as of the Closing
Date,  certifying  that the conditions  specified in Sections 7(a), (b), (c) and
(d) have been fulfilled;

          ii. the unaudited financial  statements of the Acquiring Fund required by Section 5(a)(ii) hereof; and

          iii. an opinion of Shearman & Sterling,  LLP, counsel to the Acquiring
Fund, in form and substance reasonably acceptable to the Acquired Fund, covering such  matters  as may be  reasonably  requested  by the  Acquired  Fund  and its counsel.

f.   TAX OPINION/PRIVATE LETTER RULING.  The Acquired Fund shall have received either:

          (A) an opinion of E&Y in form and substance reasonably satisfactory to the Acquired Fund and its counsel,  to the effect that,  for Federal  income tax purposes (i) the transfer of the Assets to the Acquiring Fund in exchange solely for the  Corresponding  Shares and the  assumption by the Acquiring  Fund of the
Acquired Fund Ordinary Course  Liabilities as provided for in the Agreement will constitute a  reorganization  within the meaning of Section  368(a) of the Code, and  assuming  that  such  transfer,  issuance  and  assumption  qualifies  as a reorganization  within the meaning of Section  368(a) of the Code,  the Acquired
Fund  and  the  Acquiring  Fund  will  each  be  deemed  to be a  "party  to the reorganization"  within  the  meaning  of  Section  368(b) of the Code;  (ii) in accordance  with  Sections  357 and  361 of the  Code,  no gain or loss  will be recognized  by the  Acquired  Fund as a result of the Asset  transfer  solely in return for the Corresponding  Shares and the assumption by the Acquiring Fund of the Acquired Fund Ordinary Course  Liabilities or on the  distribution  (whether actual  or  constructive)  of the  Corresponding  Shares  to the  Acquired  Fund
shareholders  as provided for in the Agreement;  (iii) under Section 1032 of the
Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the Assets in return for the  Corresponding  Shares  and the  assumption  by the
Acquiring Fund of the Acquired Fund Ordinary Course  Liabilities as provided for in the Agreement; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be  recognized  by the  shareholders  of the  Acquired  Fund on the receipt (whether actual or  constructive) of Corresponding  Shares in return for their shares of the Acquired Fund; (v) in accordance  with Section 362(b) of the
Code, the tax basis of the Assets in the hands of the Acquiring Fund will be the same  as the  tax  basis  of such  Assets  in the  hands  of the  Acquired  Fund immediately prior to the consummation of the Reorganization;  (vi) in accordance with  Section 358 of the Code,  immediately  after the  Reorganization,  the tax basis of the  Corresponding  Shares received (whether actual or constructive) by the  shareholders of the Acquired Fund in the  Reorganization  will be equal, in the aggregate,  to the tax basis of the shares of the Acquired Fund  surrendered in return  therefor;

                                       21

(vii) in  accordance  with  Section  1223 of the Code,  the holding  period of a shareholder of the Acquired Fund in the Corresponding Shares it receives will be determined by including the holding period of such  shareholder in the shares of the Acquired  Fund  exchanged  therefor,  PROVIDED that the Acquired Fund shares were held as a capital  asset;  (viii) in  accordance  with  Section 1223 of the
Code, the Acquiring Fund's holding period with respect to the Assets acquired by it will include the Acquired  Fund's holding period in such Assets;  and (ix) in accordance  with  Section  381(a) of the Code and  regulations  thereunder,  the
Acquiring  Fund will succeed to and take into account  certain tax attributes of the Acquired Fund, subject to applicable limitations; or

          (B) an Internal  Revenue Service private letter ruling covering all of the matters  described in the preceding clause (A),  together with an opinion of
E&Y stating that such Internal  Revenue  Service private letter ruling covers in all material respects the tax issues described above.

     g. NO  MATERIAL  ADVERSE  CHANGE.  There  shall have  occurred  no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring  Fund's most recent audited  financial  statements  referred to in
Section 4(d) other than  changes in its  portfolio  securities  since that date, changes in the market value of its portfolio securities or changes in connection with the payment of the Acquiring Fund's customary operating  expenses,  each in the ordinary course of business.

     h.  ABSENCE  OF   LITIGATION.   There  shall  not  be  pending  before  any
Governmental  Authority  any  material  litigation  with  respect to the matters contemplated by this Agreement.

     i.  PROCEEDINGS  AND  DOCUMENTS.   All  proceedings  contemplated  by  this
Agreement, the Reorganization,  and all of the other documents incident thereto, shall be reasonably  satisfactory to the Acquired Fund and its counsel,  and the
Acquired Fund and its counsel shall have received all such counterpart originals or  certified or other  copies of such  documents  as the  Acquired  Fund or its counsel may reasonably request.

     j. N-14 REGISTRATION STATEMENT.  The N-14 Registration Statement shall have become  effective  under the Securities  Act, and no stop order  suspending such effectiveness  shall have been  instituted or, to the Knowledge of the Acquiring
Fund or the Acquired Fund, contemplated by the Commission.

     k.  COMPLIANCE  WITH LAWS;  NO ADVERSE  ACTION OR DECISION.  Since the date hereof, (i) no law, statute, ordinance, code, rule or regulation shall have been promulgated,  enacted or entered that restrains,  enjoins, prevents,  materially delays,  prohibits or otherwise makes illegal the performance of this Agreement, the  Reorganization or the consummation of any of the transactions  contemplated hereby and thereby;  (ii) the  Commission  shall not have issued an  unfavorable advisory  report  under  Section  25(b)  of  the  Investment  Company  Act,  nor
instituted  or  threatened  to  institute  any  proceeding   seeking  to  enjoin
consummation of the Reorganization under Section 25(c) of the Investment Company
Act,  and (iii) no other  legal,  administrative  or other  proceeding  shall be instituted or threatened by any  Governmental  Authority which would  materially affect the financial  condition of the Acquiring Fund or that seeks to restrain, enjoin,  prevent,  materially  delay,  prohibit or  otherwise  make  illegal the performance of this Agreement,

the  Reorganization or the consummation of any of the transactions  contemplated hereby or thereby.

     l.  COMMISSION  ORDERS OR  INTERPRETATIONS.  The  Acquired  Fund shall have received from the Commission  such orders or  interpretations  as counsel to the
Acquired Fund deems  reasonably  necessary or desirable under the Securities Act and the Investment Company Act in connection with the  Reorganization;  PROVIDED that such  counsel  shall  have  requested  such  orders or  interpretations  as promptly as practicable, and all such orders shall be in full force and effect.

     m.  SUB-ADVISORY  AGREEMENTS.  The  MSA  Sub-Advisory  Agreements  and  the
Templeton Sub-Advisory Agreement each shall have been duly executed.

8.   CONDITIONS OF THE ACQUIRING FUND.

          The  obligations of the Acquiring  Fund hereunder  shall be subject to the satisfaction, at or before the Closing Date (or such other date specified in this  Agreement),  of the  conditions  set forth  below.  The  benefit  of these conditions  is for the Acquiring  Fund only and,  other than with respect to the condition set forth in Section 8(c) hereof,  may be waived, in whole or in part, by the Acquiring Fund at any time in its sole discretion.

     a.  REPRESENTATIONS  AND WARRANTIES.  The representations and warranties of the  Acquired  Fund  made in this  Agreement  shall be true and  correct  in all material  respects when made as of the Valuation Time and as of the Closing Date all with the same  effect as if made at and as of such  dates,  except  that any representations  and warranties that relate to a particular date or period shall be true and correct in all material respects as of such date or period.

     b.  PERFORMANCE.  The Acquired  Fund shall have  performed,  satisfied  and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it under this Agreement at or prior to the Closing
Date.

     c. SHAREHOLDER  APPROVAL.  This Agreement shall have been adopted,  and the
Reorganization shall have been approved, by a Majority Shareholder Vote.

     d. APPROVAL OF BOARD OF DIRECTORS.  This Agreement  shall have been adopted and the  Reorganization  shall have been  approved by the Board of  Directors of
MSF, on behalf of the Acquired Funds,  including a majority of the Directors who are not  "interested  persons" of MSF or any American  Century  Party within the meaning of Section  2(a)(19) of the Investment  Company Act, in accordance  with applicable state law and the Investment Company Act.

     e.  DELIVERIES BY THE ACQUIRED  FUND. At or prior to the Closing Date,  the
Acquired Fund shall deliver to the Acquiring Fund the following:

          i. a certificate, in form and substance reasonably satisfactory to the
Acquiring Fund, executed by the President (or a Vice President) of MSF on behalf of the  Acquired  Fund,  dated  as of the  Closing  Date,  certifying  that  the conditions specified in subsections (a), (b), (c) and (d) of this Section 8 have been fulfilled;

                                       23

          ii. the unaudited  financial  statements of the Acquired Fund required by Section 5(b)(i) hereof; and

          iii. an opinion of Ballard Spahr Andrews & Ingersoll,  LLP, counsel to the Acquired Fund, in form and substance reasonably  acceptable to the Acquiring
Fund, covering such matters as may be reasonably requested by the Acquiring Fund and its counsel.

     f. TAX REPRESENTATION  CERTIFICATE.  The Acquired Fund shall have delivered to the Acquiring Fund a copy of the Tax Representations  Certificate.  As of the date of delivery  of the Tax  Representation  Certificate  and as of the Closing
Date, the Tax Representation  Certificate shall not contain any untrue statement of a  material  fact or omit to state any  material  fact  required  to make any statement contained therein, in light of the circumstances in which it was made, not misleading.

     g. TAX  OPINION/PRIVATE  LETTER  RULING.  The  Acquiring  Fund  shall  have received either:

          (A) an opinion of E&Y in form and substance reasonably satisfactory to the Acquiring  Fund and its counsel,  to the effect that, for Federal income tax purposes (i) the transfer of the Assets to the Acquiring Fund in exchange solely for the  Corresponding  Shares and the  assumption by the Acquiring  Fund of the
Acquired Fund Ordinary Course  Liabilities as provided for in the Agreement will constitute a  reorganization  within the meaning of Section  368(a) of the Code, and  assuming  that  such  transfer,  issuance  and  assumption  qualifies  as a reorganization  within the meaning of Section  368(a) of the Code,  the Acquired
Fund  and  the  Acquiring  Fund  will  each  be  deemed  to be a  "party  to the reorganization"  within  the  meaning  of  Section  368(b) of the Code;  (ii) in accordance  with  Sections  357 and  361 of the  Code,  no gain or loss  will be recognized  by the  Acquired  Fund as a result of the Asset  transfer  solely in return for the Corresponding  Shares and the assumption by the Acquiring Fund of the Acquired Fund Ordinary Course  Liabilities or on the  distribution  (whether actual  or  constructive)  of the  Corresponding  Shares  to the  Acquired  Fund
shareholders  as provided for in the Agreement;  (iii) under Section 1032 of the
Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the Assets in return for the  Corresponding  Shares  and the  assumption  by the
Acquiring Fund of the Acquired Fund Ordinary Course  Liabilities as provided for in the Agreement; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be  recognized  by the  shareholders  of the  Acquired  Fund on the receipt (whether actual or  constructive) of Corresponding  Shares in return for their shares of the Acquired Fund; (v) in accordance  with Section 362(b) of the
Code, the tax basis of the Assets in the hands of the Acquiring Fund will be the same  as the  tax  basis  of such  Assets  in the  hands  of the  Acquired  Fund immediately prior to the consummation of the Reorganization;  (vi) in accordance with  Section 358 of the Code,  immediately  after the  Reorganization,  the tax basis of the  Corresponding  Shares received (whether actual or constructive) by the  shareholders of the Acquired Fund in the  Reorganization  will be equal, in the aggregate,  to the tax basis of the shares of the Acquired Fund  surrendered in return  therefor;  (vii) in  accordance  with Section  1223 of the Code,  the holding period of a shareholder of the Acquired Fund in the Corresponding Shares it  receives  will  be  determined  by  including  the  holding  period  of such shareholder in the shares of the Acquired Fund exchanged therefor, PROVIDED that the Acquired Fund shares were held as a capital asset; (viii) in accordance with
Section 1223 of the Code,  the Acquiring  Fund's  holding period with respect to the Assets  acquired by it will include the Acquired  Fund's  holding  period in such  Assets;  and  (ix) in

                                       24

accordance  with  Section  381(a) of the Code and  regulations  thereunder,  the
Acquiring  Fund will succeed to and take into account  certain tax attributes of the Acquired Fund, subject to applicable limitations; or

          (B) an Internal  Revenue Service private letter ruling covering all of the matters  described in the preceding clause (A),  together with an opinion of
E&Y stating that such Internal  Revenue  Service private letter ruling covers in all material respects the tax issues described above.

     h. NO  MATERIAL  ADVERSE  CHANGE.  There  shall have  occurred  no material adverse  change in the  financial  position of the Acquired Fund since March 31,
2005 other than changes in its portfolio  securities since that date, changes in the market value of its portfolio  securities,  changes in  connection  with the payment of the Acquired Fund's customary operating  expenses,  or redemptions by shareholders  in accordance  with Section 22(e) of the  Investment  Company Act, each in the ordinary course of business,  and  redemptions  made by Northwestern
Mutual and its  subsidiaries  prior to the Closing Date that have been disclosed to the Acquiring Fund prior to the date of this Agreement.

     i.  ABSENCE  OF   LITIGATION.   There  shall  not  be  pending  before  any
Governmental  Authority  any  material  litigation  with  respect to the matters contemplated by this Agreement.

     j.  PROCEEDINGS  AND  DOCUMENTS.   All  proceedings  contemplated  by  this
Agreement, the Reorganization,  and all of the other documents incident thereto, shall be reasonably  satisfactory to the Acquiring Fund and its counsel, and the
Acquiring  Fund  and its  counsel  shall  have  received  all  such  counterpart originals or certified or other copies of such  documents as the Acquiring  Fund or its counsel may reasonably request.

     k. N-14 REGISTRATION STATEMENT.  The N-14 Registration Statement shall have become  effective  under the Securities  Act, and no stop order  suspending such effectiveness  shall have been  instituted  or, to the Knowledge of the Acquired
Fund or the Acquiring Fund, contemplated by the Commission.

     l.  COMPLIANCE  WITH LAWS;  NO ADVERSE  ACTION OR DECISION.  Since the date hereof, (i) no law, statute, ordinance, code, rule or regulation shall have been promulgated,  enacted or entered that restrains,  enjoins, prevents,  materially delays,  prohibits or otherwise makes illegal the performance of this Agreement, the  Reorganization or the consummation of any of the transactions  contemplated hereby and thereby;  (ii) the  Commission  shall not have issued an  unfavorable advisory  report  under  Section  25(b)  of  the  Investment  Company  Act,  nor
instituted  or  threatened  to  institute  any  proceeding   seeking  to  enjoin
consummation of the Reorganization under Section 25(c) of the Investment Company
Act,  and (iii) no other  legal,  administrative  or other  proceeding  shall be instituted or threatened by any  Governmental  Authority which would  materially affect the  financial  condition of the Acquired Fund or that seeks to restrain, enjoin,  prevent,  materially  delay,  prohibit or  otherwise  make  illegal the performance of this Agreement,  the Reorganization or the consummation of any of the transactions contemplated hereby or thereby.

                                       25

     m.  COMMISSION  ORDERS OR  INTERPRETATIONS.  The Acquiring  Fund shall have received from the Commission  such orders or  interpretations  as counsel to the
Acquiring Fund deems reasonably  necessary or desirable under the Securities Act and the Investment Company Act in connection with the  Reorganization;  PROVIDED that such  counsel  shall  have  requested  such  orders or  interpretations  as promptly as practicable, and all such orders shall be in full force and effect.

     n.  DIVIDENDS.  Prior to the Closing  Date,  the  Acquired  Fund shall have declared  a  dividend  or  dividends  which,  together  with all  such  previous dividends,  shall have the effect of distributing to its shareholders all of its investment  company  taxable  income as of the Closing  Date,  if any  (computed without regard to any deduction for dividends  paid), and all of its net capital gain, if any, recognized as of the Closing Date.

     o.  SUB-ADVISORY  AGREEMENTS.  The  MSA  Sub-Advisory  Agreements  and  the
Templeton Sub-Advisory Agreement each shall have been duly executed.

9.   TERMINATION, POSTPONEMENT AND WAIVERS.

     a.  TERMINATION OF AGREEMENT.  Notwithstanding  anything  contained in this
Agreement to the contrary,  subject to Section 10 hereof,  this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after approval  thereof by the shareholders of the Acquired Fund) prior to the Closing
Date, or the Closing Date may be postponed,  by mutual agreement of the parties, or by MSF or an American  Century Party following notice in writing to the other party prior to the Closing Date that:

          i.   the Board of Trustees or Directors of such party,  as applicable, has determined that the  Reorganization  is no longer in the best interests of its shareholders;

          ii.  any Governmental  Authority of competent  jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining,  enjoining or otherwise prohibiting this Agreement,  the Reorganization or the consummation of any of
               the  transactions   contemplated   hereby  or  thereby  and  such
               judgment,  injunction,  order,  ruling,  decree  or other  action becomes final and non-appealable; PROVIDED that the party seeking to terminate  this  Agreement  pursuant to this Section  9(a)(ii)
               shall  have  used  its  reasonable  best  efforts  to  have  such judgment,  injunction,  order,  ruling,  decree  or other  action lifted, vacated or denied;

          iii. there  shall have been a breach by the other  party of any of the
               covenants  or  agreements  or  any  of  the   representations  or
               warranties  set forth in this Agreement on the part of such other party,  which breach,  either  individually  or in the aggregate, would result in, if occurring and continuing on the Closing Date, the  failure of the  condition  set forth in Sections 7 and 8, as the case may be, and which  breach  has not been cured  within 30 days of following  written notice thereof to the breaching  party or, by its nature, cannot be cured within such time period; and

                                       26

          iv.  Notwithstanding  anything in this Section 9 to the contrary,  the
               Closing Date shall not have been consummated on or before May 31,
               2006,  PROVIDED that the right to terminate this Agreement  under this provision shall not be available to a party whose failure to comply with any  provisions of this  Agreement has been the cause of or resulted in the failure of the Closing  Date to occur on or before such date.

     b. COMMISSION  ORDER. If any order or orders of the Commission with respect to this Agreement,  the  Reorganization or any of the transactions  contemplated hereby or thereby shall be issued prior to the Closing Date and shall impose any terms or conditions  which are determined by action of the Board of Directors of
MSF and the Board of Trustees or  Directors,  as  applicable,  of each  American
Century Party to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund,  unless such terms and conditions shall result in a change in the method of computing the number of  Corresponding  Shares to be issued by the
Acquiring  Fund to the  Acquired  Fund in which  event,  unless  such  terms and conditions  shall  have  been  included  in  the  proxy  solicitation  materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the  Reorganization  shall  have  been  approved,  this  Agreement  shall not be consummated and shall  terminate  unless the Acquired Fund promptly shall call a special  meeting of  shareholders  at which such  conditions so imposed shall be submitted for approval and the requisite  approval of such  conditions  shall be obtained.

     c. EFFECT OF  TERMINATION.  In the event of  termination  of this Agreement pursuant to the provisions  hereof, the same shall become null and void and have no further force or effect,  and there shall not be any liability on the part of either the Acquired  Fund or the  Acquiring  Fund,  MSF or the American  Century
Parties,  or Persons  who are their  directors,  trustees,  officers,  agents or shareholders in respect of this Agreement.

     d. WAIVERS;  NON-MATERIAL  CHANGES.  At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the party that is  entitled  to the  benefit  thereof if such  action or waiver will not have a
Material  Adverse  Effect on the benefits  intended  under this Agreement to the shareholders of such party on behalf of which such action is taken. In addition, each party hereby delegates to its investment adviser, or designated officers of the investment  adviser or funds,  the ability to make  non-material  changes to this Agreement if such  investment  adviser deems it to be in the best interests of the Acquired Fund or Acquiring Fund for which it serves as investment adviser to do so.

10.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     The  representations  and  warranties  contained in Sections 3 and 4 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Acquired Fund nor the Acquiring Fund nor any of their  officers, trustees,  agents or shareholders  shall have any liability with respect to such representations  or warranties  after the Closing Date. This provision shall not protect any  officer,  trustee or agent of the  Acquired  Fund or the  Acquiring
Fund,  or of MSF or the American  Century  Parties  against any liability to the entity for which such Person serves in such capacity, or to its shareholders, to which such Person would be subject by reason

                                       27

of willful  misfeasance,  bad faith, gross negligence,  or reckless disregard of the duties in the conduct of such office.

11.  OTHER MATTERS

     a. OBLIGATIONS. Copies of the MSF Articles of Incorporation is on file with the Secretary of State of the State of Maryland and copies of the Declaration of
Trust or Articles of  Incorporation,  as  applicable,  of each American  Century
Party are on file with the Secretary of State of the State of  Massachusetts  or
Maryland,  as  applicable,  and notice is hereby given that this  instrument  is executed on behalf of the Directors of MSF on behalf of the Acquired Fund and on behalf of the Trustees or Directors,  as  applicable,  of the relevant  American
Century  Party on behalf of the Acquiring  Fund,  as trustees or  directors,  as applicable, and not individually,  and that the obligations of or arising out of this  instrument  are not  binding  upon any of the  trustees or  directors,  as applicable,  officers,  employees, agents or shareholders of MSF or the American
Century  Parties  individually,  but are  binding  solely  upon the  assets  and property of the Acquired Fund and the Acquiring Fund, respectively.

     b. FURTHER  ASSURANCES.  Each party hereto  covenants and agrees to provide the  other  parties  hereto  and  their  agents  and  counsel  with  any and all documentation, information, assistance and cooperation that may become necessary from  time  to  time  with  respect  to the  transactions  contemplated  by this
Agreement.

     c. NOTICES. Any notice, report or other communication hereunder shall be in writing  and shall be given to the Person  entitled  thereto  by hand  delivery, prepaid certified mail or overnight  service,  addressed to the Acquired Fund or the Acquiring Fund, as applicable, at the address set forth below. If the notice is sent by certified  mail,  it shall be deemed to have been given to the Person entitled thereto upon receipt and if the notice is sent by overnight service, it shall be  deemed to have  been  given to the  Person  entitled  thereto  one (1)
business  day after it was  deposited  with the courier  service for delivery to that  Person.  Notice of any change in any  address  listed  below also shall be given in the manner set forth above.  Whenever the giving of notice is required, the giving of such notice may be waived by the party  entitled  to receive  such notice.

If to the Acquired Fund, to:     Mason Street Funds, Inc.
                                 720 E. Wisconsin Ave.
                                 Milwaukee, WI  53202-4797
                                 Attention:  Kate Fleming, Vice President
                                 Attention:  Michael W. Zielinski,
                                   Assistant Secretary

With a copy to:                  Ballard Spahr Andrews & Ingersoll, LLP
                                 1735 Market Street, 51st Floor
                                 Philadelphia, PA  19103
                                 Attention:  John N. Ake

                                       28

If to the Acquiring Fund, to:    American Century Companies, Inc.
                                 4500 Main Street
                                 Kansas City, MO  64111
                                 Attention:  Maryanne Roepke
                                 Attention:  Charles A. Etherington, Esq.

With a copy to:                  Shearman & Sterling LLP
                                 801 Pennsylvania Ave., NW
                                 Suite 900
                                 Washington, D.C.  20004
                                 Attention:  Karrie H. McMillan, Esq.

     d. ENTIRE AGREEMENT.  This Agreement  contains the entire agreement between the parties  hereto with respect to the matters  contemplated  in this Agreement and supersedes  all previous  agreements or  understandings  between the parties related to such matters.

     e.  AMENDMENT.  Except as set forth in Section 9(d) hereof,  this Agreement may be amended,  modified,  superseded,  canceled,  renewed or extended, and the terms or covenants hereof may be waived,  only by a written instrument  executed by all of the parties  hereto or, in the case of a waiver,  by the party waiving compliance;  PROVIDED that following the meeting of shareholders of the Acquired
Fund pursuant to Section 5(a) hereof,  no such  amendment may have the effect of changing the provisions for determining the number of Corresponding Shares to be issued to the Acquired Fund  shareholders  under this Agreement to the detriment of such  shareholders  without  their  further  approval.  Except  as  otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be  performed  by such other  party  shall be deemed a waiver of a similar or dissimilar  provision  or  condition  at the same or at any prior or  subsequent time.

     f.  GOVERNING  LAW.  This  Agreement  shall be  construed  and  enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York  applicable to agreements made and to be performed in said state, without giving effect to the principles of conflict of laws thereof.

     g.  ASSIGNMENT.  This Agreement shall not be assigned by any of the parties hereto, in whole or in part,  whether by operation of law or otherwise,  without the prior written  consent of the other party hereto.  Any purported  assignment contrary to the terms  hereof shall be null,  void and of no effect.  Nothing in this Agreement  expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their  respective  successors  and assigns,  any rights or remedies  under or by reason of this Agreement.

     h.  SEVERABILITY.  Any term or provision of this Agreement which is invalid or  unenforceable  in  any  jurisdiction  shall,  as to  such  jurisdiction,  be ineffective  to the  extent  of  such  invalidity  or  unenforceability  without rendering  invalid or  unenforceable  the remaining terms and provisions of this
Agreement or affecting  the validity or  enforceability  of any of the terms and provisions of this Agreement in any other jurisdiction.

                                       29

     i. EXPENSES.  Northwestern  Mutual and/or American Century Companies,  Inc.
("AMERICAN  CENTURY") or their affiliates will pay all expenses  associated with
the   Acquired   Fund's  and  the   Acquiring   Fund's   participation   in  the
Reorganization.  Such expenses include (i) all expenses and professional fees of the  independent  directors  of the  Acquired  Fund  and the  Acquiring  Fund in
connection  with  this  Agreement,   the  Reorganization  and  the  transactions
contemplated  hereby and thereby,  (ii) all expenses  and  professional  fees of outside legal  counsel for  Northwestern  Mutual and American  Century and their respective affiliates in connection with this Agreement,  the Reorganization and the transactions  contemplated hereby and thereby, (iii) all expenses associated
with  any  proxy  solicitations  or  shareholders'   meetings  related  to  this
Agreement,  the  Reorganization  or the  transactions  contemplated  hereby  and thereby,  (iv) all  expenses and  professional  fees of outside  accountants  in
connection  with  this  Agreement,   the  Reorganization  and  the  transactions
contemplated  hereby  and  thereby,  (v) all fees and  expenses  payable  to the
Internal  Revenue  Service in connection  with the Private Letter Ruling request referred to in Section  7(f) hereof and (vi) all  expenses  associated  with the termination  or amendment of any transfer  agency  relationship  of the Acquired
Fund or  Acquiring  Fund  arising  from this  Agreement  and the  Reorganization
Agreement or the  transactions  contemplated  hereby and thereby  (including any programming  costs),  other than any  termination fee or penalty related to such termination.

     j. HEADINGS. Headings to sections in this Agreement are intended solely for convenience  and no provision of this  Agreement is to be construed by reference to the heading of any section.

     k.  COUNTERPARTS.   This  Agreement  may  be  executed  in  any  number  of
counterparts,  each of which, when executed and delivered, shall be deemed to be an  original  but  all  such  counterparts  together  shall  constitute  but one instrument.

                         SIGNATURES ON FOLLOWING PAGES.

                                       30

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

ATTEST:                                 MASON STREET FUNDS, INC.
                                            On behalf of:
                                            MSF SMALL CAP GROWTH FUND
                                            MSF AGGRESSIVE GROWTH FUND
                                            MSF SELECT BOND FUND
                                            MSF HIGH YIELD BOND FUND
                                            MSF INDEX 500 FUND
                                            MSF LARGE CAP CORE FUND
                                            MSF INTERNATIONAL EQUITY FUND
                                            MSF ASSET ALLOCATION FUND
                                            MSF GROWTH FUND
                                            MSF MUNICIPAL BOND FUND

By: /s/ Michael W. Zielinski            By: /s/ Mark G. Doll
    ----------------------------------      ------------------------------------
    Michael W. Zielinski                    Mark G. Doll
    Secretary                               President

              SIGNATURE PAGE: AGREEMENT AND PLAN OF REORGANIZATION

 ATTEST:                        AMERICAN CENTURY MUTUAL FUNDS, INC.
                                   On behalf of:
                                   AC-MS SMALL CAP GROWTH FUND
                                   AC-MS MID CAP GROWTH FUND
                                   AC SELECT FUND

                                AMERICAN CENTURY INVESTMENT TRUST
                                   On behalf of:
                                   AC-MS SELECT BOND FUND
                                   AC-MS HIGH-YIELD BOND FUND

                                AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                   On behalf of:
                                   AC EQUITY INDEX FUND

                                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                                   On behalf of:
                                   AC EQUITY GROWTH FUND

                                AMERICAN CENTURY WORLD MUTUAL FUNDS,INC.
                                   On behalf of:
                                   AC INTERNATIONAL VALUE  FUND

                                AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                                   On behalf of:
                                   AC STRATEGIC ALLOCATION: MODERATE FUND

                                AMERICAN CENTURY MUNICIPAL TRUST
                                   On behalf of:
                                   AC LONG-TERM TAX-FREE FUND

By:  /s/ David H. Reinmiller           By:  /s/ William M. Lyons
     --------------------------------       ------------------------------------
     David H. Reinmiller                    William M. Lyons
     Assistant Secretary                    President

                                    EXHIBIT A

                              CORRESPONDING SHARES

----------------------------------------- --------------------------------------
              ACQUIRED FUND                         ACQUIRING FUND
----------------------------------------- --------------------------------------
MSF Small Cap Growth Fund                 AC-MS Small Cap Growth Fund
     Class A Shares                             Class A Shares
     Class B Shares                             Class B Shares
     Class C Shares                             Class A Shares
----------------------------------------- --------------------------------------
MSF Aggressive Growth Fund                AC-MS Mid Cap Growth Fund
     Class A Shares                             Class A Shares
     Class B Shares                             Class B Shares
     Class C Shares                             Class A Shares
----------------------------------------- --------------------------------------
MSF Growth Fund                           AC Select Fund
     Class A Shares                             Class A Shares
     Class B Shares                             Class B Shares
     Class C Shares                             Class A Shares
----------------------------------------- --------------------------------------
MSF Select Bond Fund                      AC-MS Select Bond Fund
     Class A Shares                             Class A Shares
     Class B Shares                             Class B Shares
     Class C Shares                             Class A Shares
----------------------------------------- --------------------------------------
MSF High Yield Bond Fund                  AC-MS High-Yield Bond Fund
     Class A Shares                             Class A Shares
     Class B Shares                             Class B Shares
     Class C Shares                             Class A Shares
----------------------------------------- --------------------------------------
MSF Index 500 Fund                        AC Equity Index Fund
     Class A Shares                             Investor Class Shares
     Class B Shares                             Investor Class Shares
----------------------------------------- --------------------------------------
MSF Large Cap Core Fund                   AC Equity Growth Fund
     Class A Shares                             Advisor Class Shares
     Class B Shares                             Advisor Class Shares
----------------------------------------- --------------------------------------
MSF International Equity Fund             AC International Value Fund
     Class A Shares                             Class A Shares
     Class B Shares                             Class B Shares
----------------------------------------- --------------------------------------
MSF Asset Allocation Fund                 AC Strategic Allocation: Moderate Fund
     Class A Shares                             Class A Shares
     Class B Shares                             Class B Shares
     Class C Shares                             Class A Shares
----------------------------------------- --------------------------------------
MSF Municipal Bond Fund                   AC Long-Term Tax-Free Fund
     Class A Shares                             Class A Shares
     Class B Shares                             Class B Shares
----------------------------------------- --------------------------------------

                                  SCHEDULE 4(D)

                   ACQUIRING FUND AUDITED FINANCIAL STATEMENTS

------------------------ -------------------------- ----------------------------
                            FINANCIAL STATEMENTS
     ACQUIRING FUND              AS OF DATE                  AUDITOR
------------------------ -------------------------- ----------------------------
AC Equity Index Fund       March 31, 2005           Deloitte & Touche LLP
------------------------ -------------------------- ----------------------------
AC Equity Growth Fund      December 31, 2004        PricewaterhouseCoopers LLP
------------------------ -------------------------- ----------------------------
AC Strategic Allocation:   November 30, 2004        Deloitte & Touche LLP
Moderate Fund
------------------------ -------------------------- ----------------------------
AC Select Fund             October 31, 2004         Deloitte & Touche LLP
------------------------ -------------------------- ----------------------------

                                  SCHEDULE 4(E)

                       ACQUIRING FUND SEMI-ANNUAL REPORTS

------------------------------------------ -------------------------------------
             ACQUIRING FUND                    PERIOD OF SEMI-ANNUAL REPORT
------------------------------------------ -------------------------------------
     AC Equity Index Fund                        March 31, 2005 through
                                                 September 30, 2005
------------------------------------------ -------------------------------------
     AC Equity Growth Fund                       December 31, 2004 through
                                                 June 30, 2005
------------------------------------------ -------------------------------------
     AC Strategic Allocation: Moderate           November 30, 2004 through May
     Fund                                        31, 2005
------------------------------------------ -------------------------------------
     AC Select Fund                              October 31, 2004 through
                                                 April 30, 2005
------------------------------------------ -------------------------------------

                                  SCHEDULE 4(N)

                          ACQUIRING FUND CAPITALIZATION

------------------------------------------ -------------------------------------
             ACQUIRING FUND                   SHARES AUTHORIZED TO BE ISSUED
------------------------------------------ -------------------------------------
     AC-MS Small Cap Growth Fund                          155,000,000
------------------------------------------ -------------------------------------
     AC-MS Mid Cap Growth Fund                            155,000,000
------------------------------------------ -------------------------------------
     AC Select Fund                                       465,000,000
------------------------------------------ -------------------------------------
     AC-MS Select Bond Fund                               Unlimited
------------------------------------------ -------------------------------------
     AC-MS High-Yield Bond Fund                           Unlimited
------------------------------------------ -------------------------------------
     AC Equity Index Fund                                 750,000,000
------------------------------------------ -------------------------------------
     AC Equity Growth Fund                                420,000,000
------------------------------------------ -------------------------------------
     AC International Value Fund                          225,000,000
------------------------------------------ -------------------------------------
     AC Strategic Allocation: Moderate                    1,100,000,000
     Fund
------------------------------------------ -------------------------------------
     AC Long-Term Tax-Free Fund                           Unlimited
------------------------------------------ -------------------------------------